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                                                                  Exhibit 99.4

                          GENESIS HEALTH VENTURES, INC.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of Genesis Health Ventures' (the "Company") Quarterly Report on Form 10-Q for the period ended June 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
V. Hager, Jr., the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/  George V. Hager, Jr.
                                            -----------------------------------
                                            George V. Hager, Jr.
                                            Executive Vice President and Chief
                                            Financial Officer


Date:  August 14, 2002